First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	573,995.06	0.17	4.990	650	70.00
5.001 - 5.500	35	10,490,611.49	3.14	5.390	657	75.34
5.501 - 6.000	149	42,353,756.57	12.69	5.881	660	78.23
6.001 - 6.500	244	66,832,938.63	20.03	6.330	648	78.54
6.501 - 7.000	337	86,755,281.04	26.00	6.818	631	79.20
7.001 - 7.500	171	40,513,282.84	12.14	7.322	612	81.66
7.501 - 8.000	172	39,587,446.15	11.86	7.822	604	81.37
8.001 - 8.500	100	23,159,257.99	6.94	8.352	585	81.55
8.501 - 9.000	80	14,212,613.40	4.26	8.828	573	82.27
9.001 - 9.500	27	4,399,119.97	1.32	9.288	582	79.96
9.501 - 10.000	16	2,377,603.49	0.71	9.745	548	81.87
10.001 - 10.500	9	1,702,190.11	0.51	10.283	562	81.82
10.501 - 11.000	3	360,274.13	0.11	10.694	578	94.81
11.001 - 11.500	2	237,167.92	0.07	11.227	523	72.91
11.501 - 12.000	1	125,920.66	0.04	11.590	557	90.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	2	84,606.56	0.03	9.483	538	77.23
50,000.01 - 100,000.00	117	9,311,890.73	2.79	7.983	609	79.42
100,000.01 - 150,000.00	219	27,832,370.74	8.34	7.503	613	78.52
150,000.01 - 200,000.00	210	36,899,274.00	11.06	7.216	614	76.44
200,000.01 - 250,000.00	197	44,171,934.32	13.24	6.872	622	78.26
250,000.01 - 300,000.00	188	51,514,816.08	15.44	6.924	628	79.82
300,000.01 - 350,000.00	133	43,436,481.34	13.02	6.864	632	80.24
350,000.01 - 400,000.00	128	47,962,061.77	14.37	6.764	635	81.72
400,000.01 - 450,000.00	72	30,600,091.95	9.17	6.917	637	81.73
450,000.01 - 500,000.00	41	19,425,159.22	5.82	6.864	623	80.12
500,000.01 - 550,000.00	21	10,962,110.49	3.29	7.076	632	83.40
550,000.01 - 600,000.00	12	6,946,161.25	2.08	7.170	632	80.58
600,000.01 - 650,000.00	5	3,157,721.09	0.95	6.865	619	73.91
650,000.01 - 700,000.00	1	654,280.26	0.20	8.990	516	75.00
700,000.01 - 750,000.00	1	722,499.65	0.22	6.550	584	84.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	713	158,047,467.53	47.36	7.387	604	79.30
ARM 2/28 60 Month IO	459	132,751,431.88	39.78	6.638	647	80.43
ARM 3/27 60 Month IO	84	22,557,526.48	6.76	6.525	648	80.18
ARM 3/27	57	11,051,344.88	3.31	7.429	616	78.04
ARM 5/25 60 Month IO	10	2,887,147.45	0.87	6.683	670	81.47
ARM 5/25 120 Month IO	7	2,010,219.23	0.60	5.938	674	78.43
ARM 5/25	7	1,648,989.86	0.49	6.603	655	69.85
ARM 2/28 Balloon 40/30	5	1,476,055.12	0.44	6.676	584	76.53
ARM 5/25 Balloon 40/30	2	500,348.15	0.15	6.601	617	79.62
ARM 5/25 84 Month IO	2	460,999.29	0.14	5.819	614	76.71
ARM 2/28 24 Month IO	1	289,929.58	0.09	5.800	745	80.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	1,340	331,705,056.18	99.41	7.008	626	79.73
Adjustable Balloon	7	1,976,403.27	0.59	6.657	592	77.31

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	784	172,724,205.54	51.76	7.374	605	79.10
24	1	289,929.58	0.09	5.800	745	80.00
60	553	158,196,105.81	47.41	6.623	648	80.41
84	2	460,999.29	0.14	5.819	614	76.71
120	7	2,010,219.23	0.60	5.938	674	78.43

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	1,347	333,681,459.45	100.00	7.006	626	79.72

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	106	26,377,405.91	7.90	7.757	610	78.48
2	148	33,985,197.81	10.18	7.139	630	79.18
3	395	100,085,057.29	29.99	6.902	631	79.04
4	393	98,330,122.84	29.47	6.842	626	80.10
5	219	56,516,765.42	16.94	6.951	626	80.34
6	72	14,775,161.06	4.43	7.293	619	81.58
7	14	3,611,749.12	1.08	7.309	576	84.89

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,347	333,681,459.45	100.00	7.006	626	79.72

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	2	159,695.26	0.05	7.813	590	21.62
25.01 - 30.00	1	134,889.34	0.04	7.000	511	29.00
30.01 - 35.00	2	319,461.58	0.10	7.643	591	33.00
35.01 - 40.00	4	501,047.36	0.15	6.445	621	38.31
40.01 - 45.00	9	1,447,771.33	0.43	7.184	588	43.86
45.01 - 50.00	13	2,229,980.86	0.67	6.820	609	47.93
50.01 - 55.00	20	3,746,673.20	1.12	7.094	578	53.04
55.01 - 60.00	31	6,378,810.02	1.91	7.079	579	58.21
60.01 - 65.00	36	8,216,539.43	2.46	6.878	574	63.62
65.01 - 70.00	86	21,312,164.47	6.39	6.912	593	68.94
70.01 - 75.00	110	28,206,579.42	8.45	7.130	593	74.36
75.01 - 80.00	660	165,247,513.64	49.52	6.753	646	79.83
80.01 - 85.00	128	35,311,634.58	10.58	7.298	601	84.50
85.01 - 90.00	159	42,356,945.43	12.69	7.395	626	89.80
90.01 - 95.00	47	10,770,375.85	3.23	7.452	636	94.76
95.01 - 100.00	39	7,341,377.68	2.20	8.234	644	99.78

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	55	12,206,230.36	3.66	8.172	509	73.66
520 - 539	74	15,697,919.99	4.70	7.913	529	71.53
540 - 559	78	17,073,500.44	5.12	7.814	548	75.70
560 - 579	107	24,120,379.68	7.23	7.397	569	78.26
580 - 599	156	37,884,628.62	11.35	7.238	589	82.21
600 - 619	181	44,170,652.42	13.24	7.067	610	80.47
620 - 639	181	45,263,602.52	13.56	6.823	629	80.13
640 - 659	181	50,385,005.63	15.10	6.712	649	80.29
660 - 679	130	33,111,603.28	9.92	6.589	668	80.39
680 - 699	70	17,307,451.77	5.19	6.614	689	81.42
700 - 719	53	13,061,592.05	3.91	6.474	709	81.79
720 - 739	39	11,216,174.96	3.36	6.338	731	80.89
740 - 759	21	6,230,372.59	1.87	6.791	749	82.78
760 - 779	14	3,996,680.31	1.20	6.292	769	84.13
780 - 799	6	1,755,664.83	0.53	6.396	790	80.80
800 - 819	1	200,000.00	0.06	7.990	803	80.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

Min: 500
Max: 803
Weighted Average: 626

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	760	190,969,535.49	57.23	7.074	604	78.31
Purchase	532	129,028,912.00	38.67	6.909	659	81.77
Rate/Term Refinance	55	13,683,011.96	4.10	6.959	612	79.97

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,036	252,135,156.94	75.56	7.022	623	79.40
PUD	127	33,137,491.43	9.93	6.886	627	81.05
Duplex	78	24,501,294.37	7.34	6.981	637	80.85
Condo	85	18,506,380.10	5.55	6.889	652	80.74
3-4 Unit	15	4,536,925.49	1.36	7.624	640	78.89
Townhouse	6	864,211.12	0.26	6.945	626	72.03

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	697	186,913,066.75	56.02	7.145	635	79.48
Full	635	144,835,476.84	43.41	6.816	615	80.14
NINA	15	1,932,915.86	0.58	7.791	595	70.11

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,259	314,654,943.48	94.30	6.978	624	79.63
Non-Owner Occupied	88	19,026,515.97	5.70	7.464	658	81.13

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	696	182,528,147.94	54.70	6.660	668	80.69
B	475	112,444,945.75	33.70	7.242	591	80.54
C	176	38,708,365.76	11.60	7.952	527	72.73

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	444	130,472,413.55	39.10	6.629	635	78.64
New York	218	72,126,837.30	21.62	7.067	622	79.63
New Jersey	118	27,640,903.38	8.28	7.361	610	77.03
Florida	107	19,462,940.98	5.83	7.764	617	83.40
Nevada	43	10,445,146.72	3.13	6.784	617	80.35
Maryland	41	9,828,652.88	2.95	7.146	641	80.68
Arizona	38	7,753,791.15	2.32	6.899	637	81.44
Virginia	34	7,131,410.18	2.14	7.048	603	77.36
Washington	35	6,943,441.94	2.08	6.808	636	79.99
Pennsylvania	29	4,843,014.63	1.45	7.185	605	82.81
North Carolina	27	3,867,062.36	1.16	7.867	617	83.70
Wisconsin	32	3,865,044.39	1.16	7.656	626	80.34
Connecticut	14	3,830,250.98	1.15	7.622	570	80.41
Massachusetts	13	2,919,525.82	0.87	7.926	607	76.88
Oregon	18	2,843,337.97	0.85	7.044	629	83.25
Colorado	13	2,314,575.46	0.69	7.045	620	81.84
Utah	9	2,033,159.00	0.61	7.053	611	81.95
Georgia	10	1,788,328.00	0.54	7.699	634	86.25
Michigan	14	1,563,968.46	0.47	7.396	624	83.40
Missouri	12	1,433,227.63	0.43	8.925	595	88.29
Minnesota	8	1,365,286.28	0.41	6.883	665	82.21
Indiana	12	1,268,887.71	0.38	7.581	641	87.23
Iowa	11	1,208,911.08	0.36	7.817	583	80.85
Ohio	8	1,021,486.10	0.31	7.630	597	88.82
Idaho	6	949,275.59	0.28	6.928	645	82.48
South Carolina	5	842,190.32	0.25	8.279	687	92.64
Illinois	4	651,374.85	0.20	7.440	711	94.54
Rhode Island	3	596,216.41	0.18	7.455	618	76.84
Delaware	3	561,430.80	0.17	8.927	535	80.40
Louisiana	5	551,761.67	0.17	7.908	633	87.57
Texas	2	400,679.62	0.12	7.154	615	84.01
New Mexico	3	376,236.52	0.11	7.823	639	84.65
Kansas	3	313,053.18	0.09	6.700	709	80.00
Tennessee	3	300,229.44	0.09	9.156	608	97.43
Arkansas	2	167,407.10	0.05	8.018	579	77.77

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	363	73,953,170.65	22.16	7.355	618	78.88
12	222	77,955,689.73	23.36	7.092	626	80.86
24	615	146,140,278.11	43.80	6.909	627	79.74
36	147	35,632,320.96	10.68	6.491	636	78.87

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	11	2,387,829.38	0.72	6.928	636	78.97
3.501 - 4.000	3	497,008.62	0.15	5.916	645	78.70
4.001 - 4.500	15	3,702,799.57	1.11	5.724	646	76.72
4.501 - 5.000	56	15,899,879.93	4.76	5.924	656	78.79
5.001 - 5.500	142	38,059,969.80	11.41	6.243	652	78.47
5.501 - 6.000	440	121,611,952.77	36.45	6.538	639	78.95
6.001 - 6.500	250	56,405,578.97	16.90	7.078	626	80.90
6.501 - 7.000	191	44,322,470.45	13.28	7.608	606	80.12
7.001 - 7.500	107	26,265,485.91	7.87	8.147	592	81.82
7.501 - 8.000	86	16,707,283.47	5.01	8.718	571	80.46
8.001 - 8.500	29	5,625,062.31	1.69	9.293	570	81.06
8.501 - 9.000	14	1,859,111.78	0.56	9.962	547	83.61
9.001 - 9.500	2	159,501.77	0.05	9.500	560	87.74
9.501 - 10.000	1	177,524.72	0.05	10.200	539	83.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.001 - 9.500	1	237,000.00	0.07	6.500	605	89.00
9.501 - 10.000	1	329,600.00	0.10	6.750	635	80.00
10.501 - 11.000	6	1,961,774.91	0.59	5.704	657	76.95
11.001 - 11.500	32	9,664,166.21	2.90	5.977	661	78.00
11.501 - 12.000	79	22,208,396.86	6.66	6.077	649	78.68
12.001 - 12.500	163	44,224,287.96	13.25	6.232	645	77.32
12.501 - 13.000	298	78,937,651.63	23.66	6.592	640	79.10
13.001 - 13.500	202	51,112,453.65	15.32	6.849	630	80.51
13.501 - 14.000	228	55,735,233.21	16.70	7.274	618	80.03
14.001 - 14.500	118	29,427,420.03	8.82	7.896	594	81.29
14.501 - 15.000	98	19,829,784.24	5.94	8.344	582	82.05
15.001 - 15.500	48	8,813,366.25	2.64	8.653	591	81.31
15.501 - 16.000	36	5,467,589.96	1.64	9.043	579	80.37
16.001 - 16.500	14	1,881,172.27	0.56	9.025	577	80.41
16.501 - 17.000	10	1,398,198.18	0.42	9.824	580	90.56
17.001 - 17.500	8	1,695,003.71	0.51	10.362	562	81.54
17.501 - 18.000	1	93,526.72	0.03	10.590	512	80.00
18.001 - 18.500	1	107,884.68	0.03	11.050	533	80.00
18.501 - 19.000	1	125,920.66	0.04	11.590	557	90.00
21.001 - 21.500	1	72,380.97	0.02	7.125	622	95.00
21.501 - 22.000	1	358,647.35	0.11	7.500	649	100.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	573,995.06	0.17	4.990	650	70.00
5.001 - 5.500	35	10,490,611.49	3.14	5.390	657	75.34
5.501 - 6.000	149	42,353,756.57	12.69	5.881	660	78.23
6.001 - 6.500	244	66,832,938.63	20.03	6.330	648	78.54
6.501 - 7.000	337	86,755,281.04	26.00	6.818	631	79.20
7.001 - 7.500	171	40,513,282.84	12.14	7.322	612	81.66
7.501 - 8.000	172	39,587,446.15	11.86	7.822	604	81.37
8.001 - 8.500	100	23,159,257.99	6.94	8.352	585	81.55
8.501 - 9.000	80	14,212,613.40	4.26	8.828	573	82.27
9.001 - 9.500	27	4,399,119.97	1.32	9.288	582	79.96
9.501 - 10.000	16	2,377,603.49	0.71	9.745	548	81.87
10.001 - 10.500	9	1,702,190.11	0.51	10.283	562	81.82
10.501 - 11.000	3	360,274.13	0.11	10.694	578	94.81
11.001 - 11.500	2	237,167.92	0.07	11.227	523	72.91
11.501 - 12.000	1	125,920.66	0.04	11.590	557	90.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	13	1,827,837.43	0.55	8.002	652	91.01
1.500	2	252,804.26	0.08	9.054	540	70.53
2.000	17	5,087,208.25	1.52	6.856	605	78.67
3.000	1,299	321,766,361.46	96.43	6.997	626	79.62
4.000	8	2,488,970.00	0.75	7.938	639	85.61
5.000	7	1,872,678.05	0.56	6.527	678	82.02
5.500	1	385,600.00	0.12	6.500	656	80.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	934	234,554,945.95	70.29	7.118	623	80.13
1.500	413	99,126,513.50	29.71	6.740	633	78.74

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	954	238,494,980.93	71.47	6.964	625	80.04
22 - 26	224	54,069,903.18	16.20	7.388	619	78.72
27 - 31	24	6,038,631.58	1.81	6.905	622	79.22
32 - 36	117	27,570,239.78	8.26	6.804	640	79.53
52 - 56	11	2,818,199.65	0.84	6.556	652	75.99
57 - 61	17	4,689,504.33	1.41	6.318	666	78.71

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.